                                SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                                (Amendment No.  )


Filed by the Registrant [ x ]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[   ]  Preliminary Proxy Statement
[ x ]  Definitive Proxy Statement
[   ]  Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
       Section 240.14a-12

                            Bancinsurance Corporation
- -------------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

                            Bancinsurance Corporation
- -------------------------------------------------------------------------------
                (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[ x ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
       or Item 22(a)(2) of Schedule 14A.
[   ]  $500 per each party to the controversy pursuant to Exchange Act
       Rule 14a-6(i)(3).
[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1)  Title of each class of securities to which transaction applies:

            -----------------------------------------------------------------


       (2)  Aggregate number of securities to which transaction applies:

            -----------------------------------------------------------------


       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined:

            -----------------------------------------------------------------


       (4)  Proposed maximum aggregate value of transaction:

            ------------------------------------------------------------------


       (5)  Total fee paid:

            ------------------------------------------------------------------


[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.


       (1)  Amount Previously Paid: ___________________________________________

       (2)  Form, Schedule or Registration Statement No.: _____________________

       (3)  Filing Party: _____________________________________________________

       (4)  Date Filed: _______________________________________________________

                           BANCINSURANCE CORPORATION

                              20 East Broad Street
                                  Fourth Floor
                              Columbus, Ohio 43215

                                NOTICE OF ANNUAL
                            MEETING OF SHAREHOLDERS

To Our Shareholders:

         The Annual Meeting of Shareholders of Bancinsurance Corporation will be held at the offices of Porter, Wright, Morris & Arthur, 41 South High Street, 29th Floor, Columbus, Ohio on Tuesday, June 4, 1996, at 9:30 a.m., local Columbus, Ohio time, for the following purposes:

              1. To elect six directors to serve until the next annual meeting and until their successors are elected and qualified.

              2. To transact such other business as may properly come before the meeting.

         You will be most welcome at the meeting, and we hope you can attend. Directors and officers of Bancinsurance Corporation and a representative of its independent public accountants will be present to answer your questions and to discuss its business.

         We urge you to execute and return the enclosed proxy as soon as possible so that your shares may be voted in accordance with your wishes. If you attend the meeting, you may vote in person, and your proxy will not be used.

                                              BY ORDER OF THE BOARD OF DIRECTORS
Columbus, Ohio
May 2, 1996                                   SALLY J. CRESS, SECRETARY


     --------------------------------------------------------------------
                    PLEASE SIGN AND MAIL THE ENCLOSED PROXY
                          IN THE ACCOMPANYING ENVELOPE
              NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES
     --------------------------------------------------------------------

                      [This page left intentionally blank]

                           BANCINSURANCE CORPORATION

                              20 East Broad Street
                                  Fourth Floor
                              Columbus, Ohio 43215

                                _______________

                                PROXY STATEMENT

                         ______________________________

                         ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 4, 1996

                            ________________________


       This Proxy Statement is furnished to the shareholders of Bancinsurance Corporation (the "Company") in connection with the solicitation of proxies to be used in voting at the Annual Meeting of Shareholders to be held on June 4, 1996 and at any adjournment thereof. The enclosed proxy is solicited on behalf of the Board of Directors of the Company. This Proxy Statement and the enclosed proxy will be first sent or given to the Company's shareholders on or about May 2, 1996.

       The shares represented by the accompanying proxy will be voted as directed if the proxy is properly signed and received by the Company prior to the meeting. The proxy will be voted FOR the nominees for director named herein.

       A proxy may be revoked by the shareholder by written notice received by the Company prior to the meeting or in person at the meeting. If a proxy is properly signed and not revoked by the shareholder, the shares it represents will be voted at the meeting in accordance with the instructions of the shareholder. Shareholders who attend the meeting may vote in person and their proxies will not be used if such shareholder affirmatively revokes his or her proxy prior to the meeting.

       A majority of the outstanding shares of the Company will constitute a quorum at the meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. The election of each director nominee requires the favorable vote of a plurality of all votes cast by the holders of common stock, without par value (the "Common Stock"), at a meeting at which a quorum is present. Only shares that are voted in favor of a particular nominee will be counted towards such nominee's achievement of a plurality. Proxies that are marked "Withhold Authority" and broker non-votes are not counted toward such nominee's achievement of a plurality and, thus, will have no effect. Each other matter to be submitted to the shareholders at this meeting, if any, requires the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote. Thus, abstentions will be counted and will have the same effect as votes cast against the proposal; broker non-votes will not be counted and will have no effect.

       The Company will bear the cost of the solicitation of proxies, including the cost of preparing and mailing the notice of the meeting, proxy statement, proxy and all papers which may hereafter be issued to supplement this Proxy Statement.

VOTING SECURITIES

       Holders of record of Common Stock at the close of business on April 16, 1995 will be entitled to vote. At that date, the Company had 5,785,049 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.

       Each share of Common Stock outstanding held on the record date entitles the holder thereof to one vote upon each matter to be voted upon. The laws of Ohio under which the Company is incorporated provide for cumulative voting rights in the election of directors under certain circumstances. A shareholder must give notice in writing to the President, a Vice President or the Secretary of the Company not less than 48 hours before the time fixed for holding the meeting of shareholders for the purpose of electing directors if notice of such meeting has been given at least 10 days prior thereto, and otherwise not less than 24 hours before such meeting, that he or she desires cumulative voting at such election. If an announcement of the giving of such notice is made upon convening of the meeting by the Chairman or Secretary, or by, or on behalf of, such shareholder, each holder of shares shall have cumulative voting rights in the election of directors. Cumulative voting entitles each shareholder to cumulate the voting power he or she possesses in the election of directors and give one nominee as many votes as is equal to the number of shares he or she holds multiplied by the number of directors to be elected, or to distribute his or her votes on the same principle among two or more of the nominees, as he or she sees fit.

ELECTION OF DIRECTORS

       The number of directors to be elected is six (6). The directors are to be elected to hold office until the next annual meeting and until their successors are elected and qualified. The shares represented by the enclosed proxy, if authority is not withheld and the proxy is returned duly executed, will be voted for the six nominees named below. If voting is cumulative as a result of the request of a shareholder, the proxy holders designated by the Board of Directors will have discretionary authority to distribute the votes of shares subject to proxies they hold so as to elect the maximum number of nominees for director set forth herein.

       It is intended that, unless otherwise directed, the shares represented by the enclosed proxy will be voted FOR the election of the nominees as directors. In the event that any of the nominees for director should become unavailable, the Board of Directors may designate a substitute nominee, in which event such shares will be voted for each substitute nominee.

       Each nominee for director was elected at the 1995 Annual Meeting of Shareholders to serve a one-year term expiring in 1996.

       THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

       The following table sets forth certain information concerning each nominee for director.

                                                           Directorships held in
                                                          any company with a class
                                                         of securities registered
                                                          pursuant to Sections 12
                                           Director     or 15(d) of the Securities
       Name                    Age          Since          Exchange Act of 1934
       ----                    ---          -----          --------------------
       Si Sokol                68            1970           Westford Group, Inc.

       James R. Davis          61            1987           Westford Group, Inc.

       Daniel D. Harkins       66            1981           Westford Group, Inc.

       Milton O. Lustnauer     78            1981                  None

                                                           Directorships held in
                                                          any company with a class
                                                         of securities registered
                                                          pursuant to Sections 12
                                           Director     or 15(d) of the Securities
       Name                    Age          Since          Exchange Act of 1934
       ----                    ---          -----          --------------------
       John S. Sokol           34            1990           Westford Group, Inc.

       Saul Sokol              76            1982                  None


       Si Sokol has been Chairman of the Board of Directors of the Company since 1970 and President since December 1980, and is also Chairman of the Board, President of Ohio Indemnity Company, a wholly owned subsidiary of the Company ("Ohio Indemnity"), and President of BCIS Services, Inc., a wholly owned subsidiary of the Company. Mr. Sokol is also President and a Director of Westford Group, Inc., which is a holding company currently involved in the preparation of codes and publishing of municipal ordinances, and which has its common stock registered pursuant to Section 12 of the Securities Exchange Act of 1934. Mr. Sokol is a Director of Fifth Third Bank of Columbus, Ohio and has previously served on the boards of a number of corporations including several national banks and a federally chartered savings and loan association located in the State of Ohio. Mr. Sokol is Saul Sokol's brother and John Sokol's father.

       James R. Davis joined the Company in 1989 as the Administrator of Ohio Indemnity's Bonded Service program and was elected a Vice President of the Company in 1992. He also serves as a Director of Ohio Indemnity and Westford Group, Inc. He is also Vice President of Ohio Indemnity and BCIS Services, Inc. From 1986 to 1989, Mr. Davis served as an independent consultant to third party administrators of self-insured workers' compensation programs. He acted as President and Director of James R. Davis & Associates, Inc., a corporation providing cost management services, from 1980 to 1986, which he sold in 1985. He was President of Gates, McDonald & Company, a corporation providing cost management services from 1971 to 1979.

       Daniel D. Harkins is a private investor. He also serves as a Director of Ohio Indemnity and Westford Group, Inc. Prior to 1987, Mr. Harkins was the owner and president of Ace Beverage Distributing Company. From 1973 to 1978, he served as General Sales Manager and International Sales Manager for several divisions of Ashland Chemical Co., and from 1978 to 1980, he served as a consultant for A. T. Kearney Inc., a management consulting firm.

       Milton O. Lustnauer is a private investor. He also serves as a Director of Ohio Indemnity. Mr. Lustnauer was co-founder of BBF, Inc., a restaurant chain, and served as Executive Vice President of that corporation from 1961 to 1969 when it was acquired by Borden Inc. Following the acquisition, he became President of BBF, Inc., a position he held from 1969 to 1973. He previously served as director of numerous corporations, including two banks.

       John Sokol, son of Si Sokol, became a Director of Bancinsurance Corporation and Ohio Indemnity Company in 1990. In addition, he has been Vice President of Bancinsurance Corporation and Ohio Indemnity since 1993. He also has served as Director of Westford Group, Inc. since 1990. He acted as Treasury Officer, Capital Markets, at The Chemical Banking Corp. of New York, formerly Manufacturers Hanover, from January 1992 to June 1993. From August 1989 to January 1992, he was an Associate, Corporate Banking at Manufacturers Hanover, now The Chemical Banking Corp., of New York. In May 1989, he received a Masters of Business Administration Degree from Vanderbilt University. From 1985 to 1987, he was a Client Services Manager with Financial Guaranty Insurance Company.

       Saul Sokol, brother of Si Sokol, is the owner of Sokol Insurance Agency. He is a chartered life underwriter (CLU) and a chartered property/casualty insurance underwriter (CPCU). He is the past president of the Columbus
Life Underwriter's Association and the Columbus Chapter of Chartered Property/Casualty Underwriters. Mr. Sokol is a member of several local, state and national insurance associations. In addition, he has published a book for consumers dealing with insurance. Mr. Sokol also serves as a Director of Ohio Indemnity.

COMMITTEES OF THE BOARD; OTHER INFORMATION

       In October 1982, the Board of Directors of the Company established an Executive Committee. The Executive Committee has authority to take any action, other than filling vacancies on the Board of Directors or on any committee of the Board of Directors, that the Board of Directors may from time to time delegate to the Executive Committee. Messrs. Si Sokol, Harkins and Lustnauer currently serve as members of the Executive Committee. The Executive Committee did not meet during the fiscal year ended December 31, 1995.

       In August 1989, the Board of Directors of the Company established an Investment Committee. The Investment Committee has the authority to review the Company's investment results and make recommendations on the Company's investments and investment strategies. Messrs. Si Sokol, Saul Sokol and Lustnauer currently serve as members of the Investment Committee. The Investment Committee did not meet during the fiscal year ended December 31, 1995.

       In November 1992, the Company established an Audit Committee. The Audit Committee recommends the annual appointment of the Company's auditors, with whom the Audit Committee reviews the scope of the audit and non-audit assignments and related fees, the accounting principles used by the Company in financial reporting, internal financial auditing procedures and the adequacy of the Company's internal control procedures. Messrs. John Sokol, Harkins and Lustnauer currently serve as members of Audit Committee. The Audit Committee held two meetings during the fiscal year ended December 31, 1995. All members of the Audit Committee attended the meetings held during 1995.

       In June 1994, the Company established a Stock Option Committee to administer the Company's 1994 Stock Option Plan. The Committee consists solely of directors who are not, and have never been, employees of, or paid consultants or advisors to, the Company. The Committee is authorized to determine to whom and at what time options may be granted. The Committee determines the number of shares subject to option, the duration of the option, the per share exercise price, the rate and manner of exercise, and whether the option is intended to be a Nonqualified Option or an Incentive Option. Messrs. Harkins and Lustnauer currently serve as members of the Stock Option Committee. The Stock Option Committee held one meeting during the fiscal year ended December 31, 1995. All members of the Stock Option Committee attended the meeting held during 1995.

       The Company's Board of Directors held five meetings during the fiscal year ended December 31, 1995. Each of the directors attended 75% or more of the total number of Board of Directors meetings held during 1995.

COMPENSATION OF DIRECTORS

       The directors of the Company are also directors of Ohio Indemnity, which paid each non-employee director, a $1,000 retainer plus $400 per meeting attended in 1995. In addition, non-employee directors received $200 for each committee meeting attended in 1995. Under the Company's 1994 Stock Option Plan, non-employee directors automatically receive an option to purchase 2,000 shares of the Company on the first business day after each Annual Meeting of Shareholders, provided the director continues to serve on the Board on such date. Such options will not be exercisable until one year from the date of grant and will terminate on the earlier of the tenth anniversary of the date of grant or three months following the date the director ceases to be a director of the Company or becomes disabled or dies. Employee directors do not receive additional compensation from the Company or Ohio Indemnity for serving as directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

       In May 1994, the Company entered into a Split Dollar Insurance Agreement ("Agreement") with the Fifth Third Bank of Columbus as Trustee ("Trustee") for the benefit of Si Sokol, the Company's Chief Executive Officer, and his spouse, Barbara K. Sokol (collectively, the "Insureds"). Pursuant to the Agreement, the Trustee has acquired a second-to-die policy on the lives of the Insureds, in the aggregate face amount of $2,700,000. The aggregate annual premium is comprised of a term and a whole life portion, of which the whole life portion is treated as an interest-free loan with the insurance policy assigned to the Company as collateral to secure the Company's interest in the policy. The term and whole life portion of the split dollar life insurance policy equaled $699 and $71,020, respectively, for 1995. All premiums paid by the Company in connection with the split dollar life insurance policy are to be repaid, in full, without interest, upon the death of the second-to-die of the Insureds.
In addition, Mr. and Mrs. Sokol have contributed 15,000 shares of the Company's Common Stock to the Si and Barbara K. Sokol Irrevocable Trust dated May 6, 1994 (the "Trust"), and the Trust has pledged such shares to secure the Trustee's rights under the Agreement.

       The Company places its insurance coverages with the Sokol Insurance Agency whose principal is Saul Sokol, a director of the Company and Ohio Indemnity. The Company pays competitive premiums for the insurance coverages which were approximately $75,569 in 1995.

       Management believes that the transactions with affiliates, including the loans and insurance products mentioned above, have not been material and have been made under terms that were no less favorable to the Company than those that would have been offered to or could have been obtained from unaffiliated third parties. In the future, the Company will not enter into any transactions with officers, directors, principal shareholders or affiliates, including loans, unless the terms are no less favorable to the Company than those that could be obtained from unaffiliated third parties and the transactions are approved by a majority of the Company's directors, including a majority of disinterested directors.

OWNERSHIP OF VOTING STOCK

       The following table sets forth the beneficial ownership of the Company's Common Stock by: (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock of the Company; (ii)
each of the Company's directors and the executive officers named in the Summary Compensation Table; and (iii) the directors and executive officers as a group as of March 31, 1996.

                                                     Number of Shares
       Name and Address                               Beneficially                  Percent
       of Beneficial Owner                             Owned(1,2)                  Of Class(2)
       -------------------                             -----                       --------
       Si Sokol                                       2,906,900(3)                    50.2%
       Chairman, Director and President
       20 E. Broad Street
       Columbus, Ohio 43215

       Barbara K. Sokol                               2,906,900(3)                    50.2%
       20 E. Broad Street
       Columbus, Ohio 43215

       John S. Sokol                                    257,140(3,4)                   4.4%
       Director and Vice President
       20 E. Broad Street
       Columbus, Ohio 43215

       James R. Davis                                    40,000(4)                     0.7%
       Director and Vice President
       20 E. Broad Street
       Columbus, Ohio 43215

       Daniel D. Harkins                                 50,500(4)                     1.0%
       Director
       20 E. Broad Street
       Columbus, Ohio 43215

                                                     Number of Shares
       Name and Address                               Beneficially                  Percent
       of Beneficial Owner                             Owned(1,2)                  Of Class(2)
       -------------------                             -----                       --------
       Milton O. Lustnauer                              411,560(4)                     7.1%
       Director
       20 E. Broad Street
       Columbus, Ohio 43215

       Saul Sokol                                       365,850(4)                     6.3%
       Director
       20 E. Broad Street
       Columbus, Ohio 43215

       All directors and officers                     3,872,410(4)                    65.9%
       as a group (seven persons)

- ---------------
(1) Except as otherwise noted, none of the named individuals shares with another person either voting or investment power as to the shares reported.

(2) Calculated on the basis of the number of outstanding shares plus the number of shares a person has the right to acquire within 60 days of March 31, 1996.

(3) Includes 2,252,780 common shares owned by Barbara K. Sokol, of which 634,620 shares are owned by her as trustee for her children, including 211,540 as trustee for John Sokol, her son, and 654,120 common shares owned by Si Sokol, her husband. Included in both Mr. and Mrs. Sokol's shares are 15,000 indirectly owned shared that were contributed, 7,500 from each, to the Si and Barbara K. Sokol Irrevocable Trust (Fifth Third Bank, as Trustee) in connection with a split-dollar insurance policy on the life of Mr. and Mrs. Sokol, for the benefit of their three children, including 5,000 as pledged through a collateral agreement for John Sokol, over which John Sokol shares no investment control over the Trust. The rules of the Securities and Exchange Commission require that Mr. and Mrs. Sokol's shares be aggregated for purposes of this disclosure, however, Mr. and Mrs. Sokol each disclaim any beneficial ownership of the other's shares.

(4)     Includes 30,000, 4,000, 4,000, 25,000 and 4,000 common shares each for
        Messrs. John Sokol, Harkins, Lustnauer, Davis and Saul Sokol, respectively, and 117,000 common shares for all directors and officers of the Company as a group which may be purchased pursuant to stock options exercisable within 60 days of March 31, 1996.

EXECUTIVE OFFICERS OF THE CORPORATION

       The executive officers of the Company are listed below together with a statement of the business experience of each executive officer during the last five years. Executive officers are elected annually by the Board of Directors and serve at the pleasure of the Board.

       SI SOKOL, age 68, has been Chairman of the Board of Directors of the Company since 1970 and President since December 1980, and is also Chairman of the Board, President of Ohio Indemnity and President of BCIS Services, Inc.
Mr. Sokol is also President and a Director of Westford Group, Inc., which is a holding company currently involved in the preparation of codes and publishing of municipal ordinances, and which has its common stock registered pursuant to
Section 12 of the Securities Exchange Act of 1934. Mr. Sokol is a Director of Fifth Third Bank of Columbus, Ohio and has previously served on the boards of a number of corporations including several national banks and a federally chartered savings and loan association located in the State of Ohio.

       JAMES R. DAVIS, age 61, joined the Company in 1989 as the Administrator of Ohio Indemnity's Bonded Service program and was elected a Vice President of the Company in 1992. He also serves as a Director of Ohio Indemnity and Westford Group, Inc. He is also Vice President of Ohio Indemnity and BCIS Services, Inc. From 1986 to 1989, Mr. Davis served as an independent consultant to third party administrators of self-insured workers' compensation programs. He acted as President and Director of James R. Davis & Associates, Inc., a corporation providing cost management services, from 1980 to 1986, which he sold in 1985. He was President of Gates, McDonald & Company, a corporation providing cost management services from 1971 to 1979.

       JOHN S. SOKOL, age 34, son of Si Sokol, became a Director of Bancinsurance Corporation and Ohio Indemnity Company in 1990. In addition, he has been Vice President of Bancinsurance Corporation and Ohio Indemnity since 1993. He acted as Treasury Officer, Capital Markets, at The Chemical Banking Corp. of New York, formerly Manufacturers Hanover, from January 1992 to June 1993. From August 1989 to January 1992, he was an Associate, Corporate Banking at Manufacturers Hanover, now The Chemical Banking Corp., of New York. In May 1989, he received a Masters of Business Administration Degree from Vanderbilt University. From 1985 to 1987, he was a Client Services Manager with Financial Guaranty Insurance Company.

       SALLY J. CRESS, age 41, has served as the Secretary, Treasurer and principal accounting officer of the Company and Ohio Indemnity since March 1985. She also serves as Director of Ohio Indemnity and as Secretary and Treasurer of BCIS Services, Inc. and Westford Group, Inc. Mrs. Cress is a Certified Public Accountant.


EXECUTIVE COMPENSATION

       The following tables sets forth the compensation paid by the Company and its principal subsidiaries to the Company's Chief Executive Officer and the executive officers whose salaries and bonuses exceeded $100,000 for the fiscal years ended December 31, 1995, 1994 and 1993.

                           SUMMARY COMPENSATION TABLE

                                                                Long-Term
                                             Annual            Compensation
                                          Compensation            Awards
                                      --------------------     ------------
(a)                       (b)           (c)          (d)           (g)           (i)
                                                                Securities     All Other
Name and Principal                     Salary       Bonus       Underlying    Compensation
Position                  Year          ($)          ($)        Options (#)     ($) (1)
- ------------------------------------------------------------------------------------------
SI SOKOL(2)               1995        215,000       20,000            0            699
Chairman, President       1994        195,000       30,000            0          9,595
Chief Executive Officer   1993        185,000       40,000            0         13,500

JAMES R. DAVIS            1995        110,100       40,000         10,000        5,400
Vice President            1994        100,000       20,000            0         11,400
                          1993         93,600       15,000         10,000        5,616

- -------------------

   (1) Represents, for each named executive, the amount of the Company's contributions to the Ohio Indemnity Company Employee Profit
        Sharing Plan, effective January 1, 1986, as to which Messrs. Sokol and Davis are 100% vested as of December 31, 1995. There was no contribution to the plan in 1995. Additionally, Mr. Davis is entitled to annual reimbursement for automobile expenses of $5,400 per annum, and, for Mr. Sokol, costs associated with the term portion of a split dollar life insurance policy, which premium equaled $699 and $595 for 1995 and 1994, respectively.

   (2) The aggregate annual premium of Mr. Sokol's split dollar life insurance policy is comprised of a term and a whole life portion, of which the whole life portion is treated as an interest-free loan. The premium for the whole life portion of Mr. Sokol's split dollar life insurance policy equaled $71,020 and $71,430 for 1995 and 1994, respectively, and has not been included in the Summary Compensation Table. The aggregate annual premiums associated with the split dollar life insurance policy are to be repaid in full, upon the second-to-die of Mr. and Mrs. Sokol.

        The following table sets forth certain information regarding stock options granted to the executive officers named in the Summary Compensation Table during the Company's 1995 fiscal year and the exercise price and expiration date of the options granted to such executive officers.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                 Potential Realized
                                                                                  Value at Assumed
                                                                                   Annual Rates of
                                                                                     Stock Price
                                                                                  Appreciation for
                                        Individual Grants                        Option term (2)(3)
- -----------------------------------------------------------------------------------------------------
(a)                         (b)            (c)               (d)       (e)         (f)         (g)
                        Number of
                        Securities     % of Total
                        Underlying   Options Granted   Exercise
                         Options     to Employees in     Price      Expiration
Name                    Granted(#)     Fiscal Year     ($/Sh)(1)       Date        5% ($)     10% ($)
- -----------------------------------------------------------------------------------------------------
Si Sokol                    0              0               0             0            0           0

James R. Davis(4)        10,000           26.0           2.50        12-20-05      40,722      64,844

- -----------------

(1) The option price is the fair market value of the Company's common stock on the date of grant, determined in accordance with the 1994 Stock Option Plan (i.e., the closing sales price per share on the Nasdaq National Market on that date).

(2) The dollar amounts in these columns are the product of (a) the difference between (1) the product of $2.50 (the per share market price on the date of grant) and the sum of

        1 plus the assumed rate of appreciation (5% and 10%) compounded over the term of the option (ten years) and (2) $2.50 (the per share exercise price) and (b) the number of shares underlying the grant at the end of fiscal 1995.

(3) The appreciation rates stated are arbitrarily assumed, and may or may not reflect actual appreciation in the stock price over the life of the option. Regardless of any theoretical value which may be placed on a stock option, no increase in its value will occur without an increase in the value of the underlying shares. Whether such an increase will be realized will depend not only on the efforts of the recipient of the option, but also on the conditions in the Company's industry and market area, competition, and general and local economic conditions, over which the optionee may have little or no control.

(4) This option was granted December 21, 1995 and will vest 20% every year over a five year period.

        The following table sets forth certain information regarding stock options exercised by the executive officers named in the Summary Compensation Table during the Company's 1995 fiscal year and the year-end values of unexercised options held by such executive officers.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

(a)                        (b)            (c)            (d)                  (e)
                                                                           Value of
                                                      Number of           Unexercised
                                                     Unexercised         In-the-Money
                                                   Options at Fiscal   Options at Fiscal
                                                     Year End (#)       Year End ($)(2)
                        Shares          Value
                      Acquired on      Realized      Exercisable/         Exercisable/
Name                  Exercise (#)      ($)(1)       Unexercisable        Unexercisable
- -----------------------------------------------------------------------------------------
Si Sokol                  0               0              0 / 0                 0 / 0

James R. Davis(2)         0               0         25,000 /10,000             0 / 0

- -----------------

(1) Represents the difference between the per share fair market value on the date of exercise and the per option exercise price, multiplied by the number of shares to which the exercise relates.

(2) Represents the total gain which would be realized if all in-the-money options held at year end were exercised, determined by multiplying the number of shares underlying the options by the difference between the per share option exercise price and the per share fair market value at year end. An option is in-the-money if the fair market value of the underlying shares exceeds the exercise price of the option.


INDEPENDENT PUBLIC ACCOUNTANTS

        The Board of Directors has appointed Coopers and Lybrand L.L.P. as independent certified public accountants to examine and report on the Company's financial statements for the current fiscal year, and to perform other appropriate audit, accounting and consulting services. Coopers & Lybrand L.L.P. served as the Company's independent accountants and audited the Company's financial statements for the year ended December 31, 1995. Representatives of Coopers & Lybrand L.L.P. will be present at the meeting and will have an opportunity to make a statement if they desire to do so. Such representatives will be available to respond to appropriate questions.

PROPOSALS BY SHAREHOLDERS FOR 1997 ANNUAL MEETING

        If any shareholder of the Company wishes to submit a proposal to be included in next year's Proxy Statement and acted upon at the annual meeting of the Company to be held in 1997, the proposal must be received by the Secretary of the Company at the principal executive offices of the Company, 20 East Broad Street, Fourth Floor, Columbus, Ohio 43215, prior to the close of business on January 1, 1997. Any proposal submitted after that date may be omitted by the Company from the Proxy Statement and form of proxy relating to that meeting.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT
        OF 1934

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors, and persons who are beneficial owners of more than ten percent of the Company's shares ("reporting persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Reporting persons are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms filed by them. Based on its review of the copies of Section 16(a) forms received by it, the Company believes that, during 1995, all filing requirements applicable to reportng persons were complied with.

OTHER MATTERS

        The Company's 1995 Annual Report was furnished to shareholders prior to or concurrently with the mailing of this proxy material. Extra copies of the 1995 Annual Report are available upon request.

        As of this date, management knows of no other business that will come before the meeting. Should any other matter requiring a vote of shareholders arise, the proxy in the enclosed form confers upon the person or persons designated to vote the shares discretionary authority to vote the same with respect to any such other matter in accordance with their best judgement.

        UPON THE WRITTEN REQUEST OF ANY PERSON WHOSE PROXY IS HEREBY SOLICITED, THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ANY SUCH REQUEST SHOULD BE ADDRESSED TO SALLY J. CRESS, SECRETARY, BANCINSURANCE CORPORATION, 20 EAST BROAD STREET, FOURTH FLOOR, COLUMBUS, OHIO 43215.

        WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND DATE THE ENCLOSED PROXY AND TO MAIL IT PROMPTLY.

                                           BY ORDER OF THE BOARD OF DIRECTORS

                                           SALLY J. CRESS, SECRETARY

                           BANCINSURANCE CORPORATION
                       20 EAST BROAD STREET, FOURTH FLOOR
                              COLUMBUS, OHIO 43215
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints Daniel D. Harkins, Milton O. Lustnauer, and Si Sokol, or any of them as proxies, each with the power to appoint his substitute, and hereby authorizes them (or any of them if all shall not be present) to represent and to vote, as indicated, at the Annual Meeting of Shareholders of Bancinsurance Corporation to be held June 4, 1996, or at any adjournment thereof, upon the election of directors and, in their discretion, upon such other business as may properly come before the meeting, all the Common Shares of Bancinsurance Corporation held of record by the undersigned on April 16, 1996.

ELECTION OF DIRECTORS         / / FOR all nominees                               / / WITHHOLD AUTHORITY
                                  (except as marked to the contrary below)           to vote for ALL nominees listed below

       James R. Davis       Saul Sokol       Daniel D. Harkins       John S. Sokol       Milton O. Lustnauer       Si Sokol


INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION IS
MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED ABOVE.

                                  (This Proxy Continues And Must Be Signed On The Reverse Side)


The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders, the Proxy Statement and the 1995 Annual Report.

                                        / / Please check if you plan to
                                            attend the Annual Meeting.


                                        ....................................
                                                       (Date)


                                        ....................................
                                                     (Signature)


                                        ....................................
                                         (Second Signature, if Applicable)

                                        Please date and sign exactly as name
                                        appears above. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give full title. All joint owners must sign. Please return promptly.


                  PLEASE RETURN PROXY IN ENVELOPE FURNISHED.